Annual Fund Operating Expenses - Class Z Shares - Alger Capital Appreciation Fund - Z - Class Z	Mar. 01, 2021
Operating Expenses:
Advisory Fees	0.75%	[1]
Distribution and/or Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	0.09%
Total Annual Fund Operating Expenses	0.84%	[2]

[1]	The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $2 billion is .81%, for assets between $2 billion and $3 billion is .65%, for assets between $3 billion and $4 billion is .60%, for assets between $4 billion and $5 billion is .55%, and for assets in excess of $5 billion is .45%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2020 was .75%.
[2]	The Manager has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to .85% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by the Manager, after repayment of the recoupment is taken into account.